                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ________________

                                   FORM 8-K

                                CCURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 1998


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


NOT APPLICABLE               333-28811-01             NOT APPLICABLE
--------------               ------------             --------------
(STATE OR OTHER              (COMMISSION              (IRS EMPLOYER
 JURISDICTION OF              FILE NUMBER)             IDENTIFICATION NO.)
 INCORPORATION)

                  P.O. BOX 20080, JACKSON, MISSISSIPPI  39289
             ----------------------------------------------------
        (ADDRESSES OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (601) 968-4400
                 ---------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS.
------    ------------

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of December 1997, to the Series 1997-2 Certificateholders on January 15, 1998.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

     (c)  Exhibits.

          The following exhibits are filed herewith:

     Exhibit No.         Description
     -----------         -----------

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of December 1997

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PROFFITT'S, INC., AS SERVICER UNDER THE
                                       PROFFITT'S CREDIT CARD MASTER TRUST
                                       (Registrant)



                                        /s/ Douglas E. Coltharp
                                       --------------------------------------
                                       Douglas E. Coltharp
                                       Executive Vice President and
                                       Chief Financial Officer



Date:  January 15, 1998

                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------
      99.1          Series 1997-2 Monthly Certificateholders' Statement for the
                     month of December 1997